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                                                                      EXHIBIT 10



                   ASSOCIATES CAPITAL SERVICES CORPORATION



                         "QUALITY AND VALUE MIX IN '96"



March 12, 1996


Mr. Mark Dunaway
Preferred Networks, Inc.
5300 Oakbrook Parkway Suite 320
Norcross, Ga. 30093

Dear Mark:

This will confirm our telephone conversation today concerning the equipment financing program approved by the Associates.


  Amount  -$5mm
  Term    -60 months max
  Rate    -1.75% over the Prime Rate as published in the Wall Street Journal.
           Fixed at time of funding.
  Vendor  -Motorola


If any additional information is needed please don't hesitate to call. Thanks again for this opportunity. We look forward to a long and successful relationship.




Sincerely,




L. W. DeAngelis
Sr. Vice President

- --------------------------------------------------------------------------------
       333 W. Pierce Rd. Suite 220 - Itasca, Il, 60143 - 708-875-2901 -
                              Fax: 708-875-2914